SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2017
 iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the iRobot Corporation Annual Meeting of Stockholders held on May 23, 2017 (the “Annual Meeting”), the stockholders of iRobot Corporation (the “Company”) approved the 2017 Employee Stock Purchase Plan (the “2017 ESPP”), which was previously approved by the board of directors of the Company (the “Board of Directors”) on April 3, 2017. The 2017 ESPP provides for the purchase by employees of up to an aggregate of 700,000 shares of the Company’s common stock.

A summary of the material terms and conditions of the 2017 ESPP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2017 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified entirely by reference to the full text of the 2017 ESPP, which is filed as Annex B to the Proxy Statement and is incorporated by reference as Exhibit 10.1 hereto.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 23, 2017 to consider and vote on the matters listed below. The proposals are described in detail in the Proxy Statement. The final voting results from the meeting are set forth below.

Proposal 1

Andrew Miller, Elisha Finney and Michelle V. Stacy were elected as Class III members to the Board of Directors, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal. Votes were as follows:

Name	For	Withheld	Broker Non-Votes
Andrew Miller.....................	18,930,121	155,630	4,221,576
Elisha Finney.......................	18,968,948	116,803	4,221,576
Michelle V. Stacy.................	19,024,686	61,065	4,221,576
Proposal 2

The appointment of the accounting firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the 2017 fiscal year was ratified. Votes were as follows:

For	Against	Abstentions
22,940,730	290,521	76,076

Proposal 3

The amendments to the Company’s amended and restated certificate of incorporation to eliminate supermajority voting standards were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,913,736	118,581	53,434	4,221,576

Proposal 4

The amendments to the Company’s amended and restated certificate of incorporation to declassify the Board of Directors were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,910,693	121,045	54,013	4,221,576

Proposal 5

The amendments to the Company’s amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,948,123	97,937	39,691	4,221,576

Proposal 6

The 2017 Employee Stock Purchase Plan was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,899,440	140,225	46,086	4,221,576

Proposal 7

The non-binding, advisory proposal to approve the compensation of our named executive officers was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,468,528	517,855	99,368	4,221,576

Proposal 8

The stockholders voted, on an advisory basis, that future advisory votes on executive compensation should be submitted to the stockholders every year. Votes were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
17,201,281	48,458	1,791,729	44,283	4,221,576

The Board of Directors considered the voting results with respect to the frequency proposal and has determined to include an advisory vote on the compensation of the Company’s named executive officers in the Company’s proxy statement on an annual basis until the next advisory vote on the frequency of such votes.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits:

10.1	iRobot Corporation 2017 Employee Stock Purchase Plan (incorporated by reference to Annex B of the Definitive Proxy Statement of iRobot Corporation filed on April 17, 2017)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

May 24, 2017	By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	iRobot Corporation 2017 Employee Stock Purchase Plan (incorporated by reference to Annex B of the Definitive Proxy Statement of iRobot Corporation filed on April 17, 2017)